UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  August 31

Date of reporting period:  2/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report 2/29/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Developing Markets Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
6-Month	-5.53%	-10.97%	-8.85%
1-Year	-20.73	-25.28	-23.41
5-Year	-2.89	-4.03	-5.41
10-Year	4.14	3.52	1.84

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2       OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -5.53% during the six-month reporting period ended February 29, 2016. On a relative basis, the Fund outperformed the MSCI Emerging Markets Index (the “Index”), which returned -8.85%. Challenges related to the overall market continued to impact the Fund’s performance. Whether it was decelerating growth in China, commodity price declines, dramatic currency depreciations, and the U.S. Federal Reserve’s (“Fed”) decision to raise interest rates, there was no shortage of macroeconomic headlines during the reporting period. This made for a volatile period for emerging markets.

Relative to the Index, the Fund’s outperformance during this reporting stemmed primarily from stock selection in China and Brazil. From a sector perspective, consumer discretionary, industrials, information technology and financials holdings drove the Fund’s outperformance versus the Index.

The Fund continued to outperform the Index over longer periods as well. The Fund’s Class A shares (without sales charge) returned -6.50%, -2.89% and 4.14% for the 3-year, 5-year, 10-year periods ended February 29, 2016, respectively. During the same periods, the Index returned -8.90%, -5.41% and 1.84%, respectively.

MARKET OVERVIEW

The six-month reporting period ended February 29, 2016, was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty over when, or if the Fed would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth, created an environment where investor sentiment swung back and forth like a pendulum. Market volatility picked up significantly in the beginning of 2016. The declines were largely the result of concerns surrounding growth in China and the continued drop in oil prices. Against this backdrop, emerging and developed market equities experienced losses. We believe the selling was indiscriminate and with little regard for the fundamentals of the individual stocks within these markets.

FUND REVIEW

Top contributors to absolute performance this reporting period included New Oriental Education & Technology Group, Inc., Taiwan Semiconductor Manufacturing Co., Ltd. and Baidu, Inc.

New Oriental Education & Technology Group is a private education company in China.

3 OPPENHEIMER DEVELOPING MARKETS FUND

We believe the company is well-positioned to benefit from the increase in education spending in China, as parents invest in their children’s success. New Oriental has made impressive investments to embed technology into its classrooms and the stock has done well following the launch of its new online-to-offline service offering. Taiwan Semiconductor is a global manufacturer of discrete semiconductor devices whose shares rallied after delivering a better-than-expected outlook. Excess inventories have been wound down and demand appears to be picking up. Baidu is the leading search engine in China. Much like Google in other areas of the world, Baidu has been adapting successfully to the shift to mobile search and has been expanding into other Internet-based services. During the reporting period, Baidu sold its interest in Chinese online travel company Qunar in a share exchange to Ctrip.com. The sale resulted in Baidu owning 25% of Ctrip.com, which is an online travel company that is also held in the Fund. This deal was well received by the market.

Detractors from absolute performance this reporting period included Magnit PJSC, Housing Development Finance Corp. Ltd. and Prada S.p.A.

Magnit, the largest food retailer in Russia, suffered on the back of a weak currency and a cyclical slowdown in consumption. However, we continue to believe that the company has significant growth prospects as half of the Russian food retail market is comprised of inefficient retailers. We believe the company’s strong cash generation should serve it well relative to the competition during a challenging macro environment. Housing Development Finance Corp. (“HDFC”) is the leading provider of mortgages in India – a country with an underpenetrated housing market. HDFC also has holdings in a leading insurance company and asset manager in India. The company is facing a period of sluggish loan growth. Prada suffered along with the rest of the luxury goods industry with a difficult consumption environment, particularly in non-Japan Asia. It has also experienced a hangover from an aggressive store expansion program. These issues do not change the fact that Prada operates in an industry with high barriers to entry, strong secular tailwinds and strong pricing power for their brands.

STRATEGY & OUTLOOK

Emerging market equity returns in 2015 and for this six-month reporting period were almost entirely driven by macro factors. But despite the weakness in some of the headline components of the emerging market story—China, commodities, credit and currency—we still don’t see signs of a pandemic macroeconomic crisis. Growth is slowing but we believe it will still outpace that of the developed world for some time to come.

Despite the negative headlines, there are still pockets of dynamic growth across the emerging world. There are opportunities to be found in e-commerce, education, health care, specialized financial services, and more. Many

4 OPPENHEIMER DEVELOPING MARKETS FUND

companies with strong structural growth opportunities have been caught up in the broad market sell-off, leaving them trading at very attractive prices.

We are long-term investors in what we believe are extraordinary companies with massive competitive advantages and real options that manifest themselves over many years. While cyclical slowdowns can hurt

Justin Leverenz, CFA Lead Portfolio Manager

all companies, extraordinary companies often emerge from difficult periods with even greater competitive advantages. This is because great companies tend to have the cash flow and balance sheet flexibility to invest in their businesses even during tough times. Using our long term, bottom-up focus, we seek to take advantage of dislocations in the market and to buy these companies at compelling valuations.

John Paul Lech Co-Portfolio Manager

5 OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Tencent Holdings Ltd.	4.2%
Housing Development Finance Corp. Ltd.	4.2
Alibaba Group Holding Ltd., Sponsored ADR	3.4
Baidu, Inc., Sponsored ADR	3.3
Magnit PJSC	3.2
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1
Infosys Ltd.	3.1
JD.com, Inc., ADR	2.6
Ctrip.com International Ltd., ADR	2.5
Novatek OAO, Sponsored GDR	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

China	25.2%
India	15.4
Russia	7.8
Brazil	6.5
United States	6.4
Hong Kong	6.3
Mexico	5.8
Philippines	3.2
Taiwan	3.1
France	2.6

Portfolio holdings and allocation are subject to change. Percentages are as of February 29, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2016, and are based on the total market value of investments.

6 OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	-5.53%	-20.73%	-2.89%	4.14%
Class B (ODVBX)	11/18/96	-5.89	-21.31	-3.67	3.64
Class C (ODVCX)	11/18/96	-5.89	-21.30	-3.58	3.40
Class I (ODVIX)	12/29/11	-5.35	-20.38	0.43*	N/A
Class R (ODVNX)	3/1/01	-5.64	-20.92	-3.19	3.78
Class Y (ODVYX)	9/7/05	-5.41	-20.52	-2.60	4.46

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	-10.97%	-25.28%	-4.03%	3.52%
Class B (ODVBX)	11/18/96	-10.60	-25.24	-4.05	3.64
Class C (ODVCX)	11/18/96	-6.83	-22.08	-3.58	3.40
Class I (ODVIX)	12/29/11	-5.35	-20.38	0.43*	N/A
Class R (ODVNX)	3/1/01	-5.64	-20.92	-3.19	3.78
Class Y (ODVYX)	9/7/05	-5.41	-20.52	-2.60	4.46

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or

7 OPPENHEIMER DEVELOPING MARKETS FUND

taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER DEVELOPING MARKETS FUND

Actual	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During 6 Months Ended February 29, 2016
Class A	$ 1,000.00	$ 944.70	$ 6.45
Class B	1,000.00	941.10	10.14
Class C	1,000.00	941.10	10.14
Class I	1,000.00	946.50	4.32
Class R	1,000.00	943.60	7.67
Class Y	1,000.00	945.90	5.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.25	6.70
Class B	1,000.00	1,014.47	10.52
Class C	1,000.00	1,014.47	10.52
Class I	1,000.00	1,020.44	4.48
Class R	1,000.00	1,017.01	7.95
Class Y	1,000.00	1,019.49	5.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.33%
Class B	2.09
Class C	2.09
Class I	0.89
Class R	1.58
Class Y	1.08

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

	Shares	Value
Common Stocks—91.0%
Consumer Discretionary—21.4%
Automobiles—0.9%
Astra International Tbk PT	482,841,800	$245,452,550

Diversified Consumer Services—2.8%
Estacio Participacoes SA1	46,187,550	146,767,725
Kroton Educacional SA1	64,324,036	159,706,799
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	13,173,052	410,077,109
		716,551,633

Hotels, Restaurants & Leisure—6.0%
China Lodging Group Ltd., ADR[1]	3,343,645	93,622,060
Genting Bhd[1]	219,961,100	412,170,590
Genting Malaysia Bhd	131,005,300	128,656,208
Homeinns Hotel Group, ADR[1,2]	5,136,091	178,992,771
Jollibee Foods Corp.	46,318,793	213,207,646
Las Vegas Sands Corp.	4,797,480	231,622,334
Melco Crown Entertainment Ltd., ADR	18,175,826	286,996,293
		1,545,267,902

Internet & Catalog Retail—5.1%
Ctrip.com International Ltd., ADR[1,2]	15,801,404	646,593,451
JD.com, Inc., ADR[2]	26,205,742	673,749,627
		1,320,343,078

Media—2.6%
Grupo Televisa SAB, Sponsored ADR	10,324,856	265,348,799
Zee Entertainment Enterprises Ltd.[1]	77,074,068	417,549,440
		682,898,239

Textiles, Apparel & Luxury Goods—4.0%
Kering	1,683,361	292,443,164
LVMH Moet Hennessy Louis Vuitton SE	2,212,409	368,587,159

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Prada SpA[1]	128,488,610	$368,816,255
		1,029,846,578

Consumer Staples—11.3%
Beverages—4.3%
Anadolu Efes Biracilik Ve Malt Sanayii AS	22,438,068	130,109,148
Fomento Economico Mexicano SAB de CV	28,228,628	264,536,343
Kweichow Moutai Co. Ltd., Cl. A	7,292,585	239,204,759
Nigerian Breweries plc	202,549,639	102,771,464
SABMiller plc	5,075,524	294,891,920
Tsingtao Brewery Co. Ltd., Cl. H	20,744,000	74,942,485
		1,106,456,119

Food & Staples Retailing—5.3%
Almacenes Exito SA1	15,671,455	67,621,216
Almacenes Exito SA, GDR[1,3]	11,250,373	48,133,596
BIM Birlesik Magazalar AS	9,494,158	174,951,603
CP ALL PCL	107,515,700	130,417,507
Magnit PJSC[1]	5,884,122	831,878,180
Wal-Mart de Mexico SAB de CV	44,365,290	104,465,208
		1,357,467,310

Food Products—1.7%
Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A	43,297,200	85,996,773
Tingyi Cayman Islands Holding Corp.	160,995,000	152,087,488
Want Want China Holdings Ltd.	307,890,000	204,030,678
		442,114,939

Energy—2.4%
Oil, Gas & Consumable Fuels—2.4%
Novatek OAO,
Sponsored GDR	7,336,884	629,293,624
Financials—21.1%
Commercial Banks—6.2%
Bank Pekao SA	2,631,050	97,902,588

11 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Commercial International Bank Egypt SAE	35,661,362	$151,890,016
Grupo Aval Acciones y Valores SA, ADR	34,430,533	232,406,098
Grupo Financiero Banorte SAB de CV	64,797,824	327,062,817
Grupo Financiero Inbursa SAB de CV	145,629,981	259,129,795
Guaranty Trust Bank plc	71,537,547	5,716,680
Kotak Mahindra Bank Ltd.[2]	3,209,648	29,556,437
Kotak Mahindra Bank Ltd.	9,445,368	87,201,334
Sberbank of Russia PJSC, ADR	55,466,440	336,449,275
Zenith Bank plc	1,278,261,810	71,125,701
		1,598,440,741

Diversified Financial Services—3.0%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[1]	91,138,548	263,732,223
Grupo de Inversiones Suramericana SA	17,689,539	203,185,929
Hong Kong Exchanges & Clearing Ltd.	14,298,652	310,171,380
		777,089,532

Insurance—5.1%
AIA Group Ltd.	99,151,200	502,941,089
China Pacific Insurance Group Co. Ltd., Cl. H	72,735,000	236,610,371
Old Mutual plc	140,736,241	329,796,037
PICC Property & Casualty Co. Ltd., Cl. H	89,874,000	135,884,732
Sul America SA1	27,427,333	109,626,003
		1,314,858,232

Real Estate Management & Development—2.6%
Global Logistic Properties Ltd.	111,343,000	139,320,107
Hang Lung Group Ltd.	39,349,750	102,324,284

	Shares	Value
Real Estate Management & Development (Continued)
Hang Lung Properties Ltd.	38,382,770	$67,112,666
SM Prime Holdings, Inc.	663,638,572	289,641,321
SOHO China Ltd.	193,815,000	86,715,334
		685,113,712

Thrifts & Mortgage Finance—4.2%
Housing Development Finance Corp. Ltd.	69,150,345	1,078,129,865

Health Care—5.5%
Health Care Providers & Services—2.6%
Apollo Hospitals Enterprise Ltd.[1]	12,086,295	261,278,461
Sinopharm Group Co. Ltd., Cl. H1	111,798,400	406,772,227
		668,050,688

Pharmaceuticals—2.9%
Cipla Ltd.	10,662,741	79,748,934
Dr. Reddy’s Laboratories Ltd.	7,255,073	321,311,000
Glenmark Pharmaceuticals Ltd.	7,043,977	75,804,768
Lupin Ltd.	3,230,639	82,669,091
Sun Pharmaceutical Industries Ltd.	15,105,114	188,774,184
		748,307,977

Industrials—6.4%
Aerospace & Defense—1.5%
Embraer SA, Sponsored ADR[1]	12,968,735	388,672,988

Industrial Conglomerates—2.6%
Jardine Strategic Holdings Ltd.	11,800,443	347,950,517
SM Investments Corp.	18,506,926	318,951,290
		666,901,807

Transportation Infrastructure—2.3%
Airports of Thailand PCL	9,942,700	111,645,131
DP World Ltd.	21,440,025	363,928,902

12 OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Transportation Infrastructure (Continued)
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	8,530,765	$119,346,014
		594,920,047

Information Technology—19.2%
Internet Software & Services—11.9%
Alibaba Group Holding Ltd., Sponsored ADR[2]	13,045,100	897,633,331
Baidu, Inc., Sponsored ADR[2]	4,888,364	847,740,085
NAVER Corp.	562,392	259,620,371
Tencent Holdings Ltd.	59,259,410	1,079,847,634
		3,084,841,421

IT Services—4.2%
Infosys Ltd.	49,640,457	787,016,917
Tata Consultancy Services Ltd.	9,097,014	288,811,909
		1,075,828,826

Semiconductors & Semiconductor Equipment—3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	179,066,429	805,991,613

Materials—3.1%
Chemicals—0.2%
Asian Paints Ltd.	4,610,800	57,166,250

Construction Materials—1.6%
Indocement Tunggal Prakarsa Tbk PT	102,713,200	153,763,407
Semen Indonesia Persero Tbk PT	142,216,800	108,976,072
UltraTech Cement Ltd.	3,881,542	157,214,187
		419,953,666

Metals & Mining—1.3%
Alrosa PAO	211,056,317	195,118,821
Glencore plc[2]	73,873,319	135,590,933
		330,709,754

Telecommunication Services—0.6%
Diversified Telecommunication Services—0.1%
Telesites SAB de CV2	15,956,729	8,502,041

	Shares	Value
Wireless Telecommunication Services—0.5%
America Movil SAB de CV, Cl. L, ADR	9,975,369	$135,266,003
Total Common Stocks (Cost $22,361,390,203)		23,514,437,135

Preferred Stocks—2.8%
Banco Davivienda SA, Preference	12,909,328	98,382,189
Cia Brasileira de Distribuicao, Preference	10,076,300	104,337,527
Lojas Americanas SA, Preference[1]	98,405,500	487,426,479
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	1,895,913,054	24,937,110
Total Preferred Stocks (Cost $850,568,878)		715,083,305

	Units
Rights, Warrants and Certificates—0.0%
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1,2] (Cost $22,944,872)	36,522,500	10,075,172

	Shares
Investment Company—5.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[1,4] (Cost $1,395,085,158)	1,395,085,158	1,395,085,158

Total Investments, at Value (Cost $24,629,989,111)	99.2%	25,634,680,770
Net Other Assets (Liabilities)	0.8	197,772,520
Net Assets	100.0%	$25,832,453,290

13 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

      MYR Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31,2015	Gross Additions		Gross Reductions		Shares February 29, 2016
Almacenes Exito SA	15,671,455	—		—		15,671,455
Almacenes Exito SA, GDR	11,250,373	—		—		11,250,373
Apollo Hospitals Enterprise Ltd.	12,086,295	—		—		12,086,295
BM&FBovespa SA-Bolsa de Valores
Mercadorias e Futuros	111,087,648	—		19,949,100		91,138,548
China Lodging Group Ltd., ADR	1,136,568	2,207,077		—		3,343,645
Ctrip.com International Ltd., ADR[a]	7,900,702	7,900,702	[b]	—		15,801,404
Cyrela Brazil Realty SA
Empreendimentos e Participacoes	30,690,700	—		30,690,700		—
Diagnosticos da America SA	27,003,700	—		27,003,700	[b]	—
Embraer SA, Sponsored ADR	13,662,162	—		693,427		12,968,735
Estacio Participacoes SA	42,037,850	4,149,700		—		46,187,550
Genting Bhd	219,961,100	—		—		219,961,100
Genting Bhd Wts., Strike Price
7.96MYR, Exp. 12/18/18	36,522,500	—		—		36,522,500
Homeinns Hotel Group, ADR	6,717,713	—		1,581,622		5,136,091
Kroton Educacional SAa	115,616,536	—		51,292,500		64,324,036
Lojas Americanas SA, Preference	98,405,500	—		—		98,405,500
Magnit PJSC	5,689,221	194,901		—		5,884,122
MercadoLibre, Inc.	2,669,702	—		2,669,702		—
New Oriental Education & Technology
Group, Inc., Sponsored ADR	14,908,372	—		1,735,320		13,173,052
Oppenheimer Institutional Money
Market Fund, Cl. E	1,432,448,652	2,314,555,585		2,351,919,079		1,395,085,158
Prada SpA	126,303,810	2,184,800		—		128,488,610
Qunar Cayman Islands Ltd., ADR	4,232,159	—		4,232,159		—
Sinopharm Group Co. Ltd., Cl. H	111,316,000	482,400		—		111,798,400
Sul America SA	27,427,333	—		—		27,427,333
Zee Entertainment Enterprises Ltd.	77,074,068	—		—		77,074,068
Zee Entertainment Enterprises Ltd.,
6% Cum. Non-Cv.	1,895,913,054	—		—		1,895,913,054

		Value		Income		Realized Gain (Loss)
Almacenes Exito SA		$67,621,216		$1,461,347		$—
Almacenes Exito SA, GDR		48,133,596		1,077,718		—
Apollo Hospitals Enterprise Ltd.		261,278,461		—		—
BM&FBovespa SA-Bolsa de Valores Mercadorias e
Futuros		263,732,223		10,574,127		(86,516,620)
China Lodging Group Ltd., ADR		93,622,060		1,110,364		—
Ctrip.com International Ltd., ADR[a]		—	[c]	—		—
Cyrela Brazil Realty SA Empreendimentos e Participacoes		—		—		(123,850,620)
Diagnosticos da America SA		—		—		(113,597,992)
Embraer SA, Sponsored ADR		388,672,988		466,975		(5,938,652)
Estacio Participacoes SA		146,767,725		—		—

14 OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)
Genting Bhd	$412,170,590	$—	$—
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18	10,075,172	—	—
Homeinns Hotel Group, ADR	178,992,771	—	(2,257,373)
Kroton Educacional SAa	—[c]	1,393,840	(85,785,685)
Lojas Americanas SA, Preference	487,426,479	1,728,915	—
Magnit PJSC	831,878,180	18,795,560	—
MercadoLibre, Inc.	—	411,709	53,882,220
New Oriental Education & Technology Group, Inc., Sponsored ADR	410,077,109	5,963,349	(962,648)
Oppenheimer Institutional Money Market Fund, Cl. E	1,395,085,158	1,668,430	—
Prada SpA	368,816,255	—	—
Qunar Cayman Islands Ltd., ADR	—	—	54,368,250
Sinopharm Group Co. Ltd., Cl. H	406,772,227	—	—
Sul America SA	109,626,003	1,509,209	—
Zee Entertainment Enterprises Ltd.	417,549,440	—	—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	24,937,110	—	—

Total	$6,323,234,763	$46,161,543	$(310,659,120)

a. No longer an affiliate at period end.

b. All or a portion is the result of a corporate action.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $48,133,596 or 0.19% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$6,450,500,917	25.2%
India	3,937,169,885	15.4
Russia	1,992,739,900	7.8
Brazil	1,660,269,743	6.5
United States	1,626,707,493	6.4
Hong Kong	1,617,496,229	6.3
Mexico	1,483,657,022	5.8
Philippines	821,800,256	3.2
Taiwan	805,991,613	3.1
France	661,030,323	2.6
Colombia	649,729,028	2.5
United Kingdom	624,687,957	2.4
Malaysia	550,901,970	2.2
Indonesia	508,192,028	2.0
Italy	368,816,255	1.4
United Arab Emirates	363,928,902	1.4
Turkey	305,060,751	1.2
South Korea	259,620,371	1.0
Thailand	242,062,638	0.9
Nigeria	179,613,845	0.7

15 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Egypt	$151,890,016	0.6%
Singapore	139,320,107	0.5
Switzerland	135,590,933	0.5
Poland	97,902,588	0.4

Total	$25,634,680,770	100.0%

See accompanying Notes to Consolidated Financial Statements.

16 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES February 29, 2016 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $17,788,835,427)	$19,311,446,007
Affiliated companies (cost $6,841,153,684)	6,323,234,763

25,634,680,770

Cash	74,949,783

Cash—foreign currencies (cost $55,975,504)	55,423,254

Receivables and other assets:
Investments sold	124,104,881
Shares of beneficial interest sold	38,851,621
Dividends	19,682,292
Other	1,270,589

Total assets	25,948,963,190

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	53,381,747
Investments purchased	39,730,159
Foreign capital gains tax	13,566,337
Custodian fees	6,485,334
Distribution and service plan fees	1,557,553
Trustees’ compensation	1,545,919
Shareholder communications	39,054
Other	203,797

Total liabilities	116,509,900

Net Assets	$25,832,453,290

Composition of Net Assets
Paid-in capital	$28,750,634,775

Accumulated net investment loss	(62,859,862)

Accumulated net realized loss on investments and foreign currency transactions	(3,845,442,659)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	990,121,036

Net Assets	$25,832,453,290

17 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $6,285,016,172 and 222,242,912 shares of beneficial interest outstanding)	$28.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$30.01

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $56,842,466 and 2,079,914 shares of beneficial interest outstanding)	$27.33

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,006,400,875 and 37,727,572 shares of beneficial interest outstanding)	$26.68

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $5,959,192,852 and 213,520,511 shares of beneficial interest outstanding)	$27.91

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $574,366,215 and 21,118,944 shares of beneficial interest outstanding)	$27.20

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,950,634,710 and 428,207,715 shares of beneficial interest outstanding)	$27.91

See accompanying Notes to Consolidated Financial Statements.

18 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended February 29, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,387,382)	$123,502,612
Affiliated companies (net of foreign withholding taxes of $5,333,589)	46,161,543

Interest	8,359

Total investment income	169,672,514

Expenses
Management fees	113,334,779

Distribution and service plan fees:
Class A	8,785,865
Class B	351,289
Class C	5,883,937
Class R	1,573,846

Transfer and shareholder servicing agent fees:
Class A	7,804,795
Class B	77,375
Class C	1,295,542
Class I	911,251
Class R	693,482
Class Y	15,333,044

Shareholder communications:
Class A	54,569
Class B	1,232
Class C	11,061
Class I	6,806
Class R	1,730
Class Y	56,761

Custodian fees and expenses	8,436,280

Borrowing fees	279,998

Trustees’ compensation	221,825

Other	2,415,139

Total expenses	167,530,606
Less reduction to custodian expenses	(11,121)
Less waivers and reimbursements of expenses	(652,079)

Net expenses	166,867,406

Net Investment Income	2,805,108

19 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $15,505,023)	$(1,653,857,111)
Affiliated companies	(310,659,120)
Foreign currency transactions	(434,647)

Net realized loss	(1,964,950,878)

Net change in unrealized appreciation/depreciation on:
Investments	(16,722,784)
Translation of assets and liabilities denominated in foreign currencies	518,941,782

Net change in unrealized appreciation/depreciation	502,218,998

Net Decrease in Net Assets Resulting from Operations	$(1,459,926,772)

See accompanying Notes to Consolidated Financial Statements.

20 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Operations
Net investment income	$2,805,108	$254,455,682

Net realized loss	(1,964,950,878)	(1,847,880,353)

Net change in unrealized appreciation/depreciation	502,218,998	(9,771,035,937)

Net decrease in net assets resulting from operations	(1,459,926,772)	(11,364,460,608)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(30,948,849)	(29,843,512)
Class B	—	—
Class C	—	—
Class I	(61,114,102)	(55,106,788)
Class R	(1,250,429)	(922,751)
Class Y	(106,151,369)	(122,099,117)

	(199,464,749)	(207,972,168)

Distributions from net realized gain:
Class A	—	(174,988,969)
Class B	—	(2,155,550)
Class C	—	(32,263,186)
Class I	—	(110,292,826)
Class R	—	(14,384,024)
Class Y	—	(326,400,898)

	—	(660,485,453)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(986,641,017)	(1,756,774,548)
Class B	(23,064,451)	(33,207,152)
Class C	(240,348,154)	(323,504,660)
Class I	119,435,302	960,273,360
Class R	(48,955,452)	(57,695,825)
Class Y	(2,619,474,359)	(76,996,040)

	(3,799,048,131)	(1,287,904,865)

Net Assets
Total decrease	(5,458,439,652)	(13,520,823,094)

Beginning of period	31,290,892,942	44,811,716,036

End of period (including accumulated net investment income (loss) of $(62,859,862) and $133,799,779, respectively)	$25,832,453,290	$31,290,892,942

See accompanying Notes to Consolidated Financial Statements.

21 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$30.06	$41.30	$33.94	$32.25	$33.15	$29.83

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.17	0.14	0.09	0.19	0.68[3]
Net realized and unrealized gain (loss)	(1.62)	(10.71)	7.44	1.74	(0.53)	2.69

Total from investment operations	(1.65)	(10.54)	7.58	1.83	(0.34)	3.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.10)	(0.04)	(0.14)	(0.56)	(0.05)
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.70)	(0.22)	(0.14)	(0.56)	(0.05)

Net asset value, end of period	$28.28	$30.06	$41.30	$33.94	$32.25	$33.15

Total Return, at Net Asset Value[4]	(5.53)%	(25.84)%	22.38%	5.67%	(0.89)%	11.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,285,016	$7,679,026	$12,573,313	$12,371,560	$10,784,891	$10,802,874

Average net assets (in thousands)	$7,116,457	$10,303,699	$13,256,077	$12,394,351	$10,327,349	$11,015,700

Ratios to average net assets:[5]
Net investment income (loss)	(0.18)%	0.47%	0.36%	0.27%	0.61%	1.94%[3]
Expenses excluding specific expenses listed below	1.33%	1.31%	1.32%	1.36%	1.36%	1.30%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.33%	1.31%	1.32%	1.36%	1.36%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%	1.30%	1.31%	1.35%	1.36%	1.30%

Portfolio turnover rate	5%	36%	26%	29%	20%	34%

22 OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.33%
Year Ended August 31, 2015	1.31%
Year Ended August 29, 2014	1.33%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.30%

See accompanying Notes to Consolidated Financial Statements.

23 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$29.04	$40.11	$33.19	$31.68	$32.48	$29.43

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.13)	(0.11)	(0.16)	(0.22)	(0.09)	0.34[3]
Net realized and unrealized gain (loss)	(1.58)	(10.36)	7.26	1.73	(0.49)	2.71

Total from investment operations	(1.71)	(10.47)	7.10	1.51	(0.58)	3.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.22)	0.00
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.60)	(0.18)	0.00	(0.22)	0.00

Net asset value, end of period	$27.33	$29.04	$40.11	$33.19	$31.68	$32.48

Total Return, at Net Asset Value[4]	(5.89)%	(26.40)%	21.44%	4.77%	(1.73)%	10.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,842	$83,559	$153,828	$155,638	$179,874	$228,170

Average net assets (in thousands)	$70,464	$120,812	$156,760	$177,608	$189,982	$259,240

Ratios to average net assets:[5]
Net investment income (loss)	(0.90)%	(0.30)%	(0.43)%	(0.64)%	(0.28)%	0.98%[3]
Expenses excluding interest and fees from borrowings	2.09%	2.06%	2.09%	2.23%	2.24%	2.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.09%	2.06%	2.09%	2.23%	2.24%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.05%	2.08%	2.22%	2.22%	2.14%

Portfolio turnover rate	5%	36%	26%	29%	20%	34%

24 OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	2.09%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.10%
Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%
Year Ended August 31, 2011	2.14%

See accompanying Notes to Consolidated Financial Statements.

25 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$28.35	$39.17	$32.40	$30.87	$31.74	$28.72

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.13)	(0.10)	(0.13)	(0.15)	(0.02)	0.43[3]
Net realized and unrealized gain (loss)	(1.54)	(10.12)	7.08	1.68	(0.51)	2.59

Total from investment operations	(1.67)	(10.22)	6.95	1.53	(0.53)	3.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.34)	0.00
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.60)	(0.18)	0.00	(0.34)	0.00

Net asset value, end of period	$26.68	$28.35	$39.17	$32.40	$30.87	$31.74

Total Return, at Net Asset Value[4]	(5.89)%	(26.39)%	21.50%	4.96%	(1.57)%	10.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,006,401	$1,311,171	$2,190,364	$2,112,136	$2,024,406	$2,060,954

Average net assets (in thousands)	$1,180,794	$1,785,113	$2,180,118	$2,231,136	$1,974,630	$2,014,543

Ratios to average net assets:[5]
Net investment income (loss)	(0.91)%	(0.29)%	(0.37)%	(0.44)%	(0.08)%	1.30%[3]
Expenses excluding interest and fees from borrowings	2.09%	2.06%	2.04%	2.06%	2.05%	2.01%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.09%	2.06%	2.04%	2.06%	2.05%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.05%	2.03%	2.05%	2.05%	2.01%

Portfolio turnover rate	5%	36%	26%	29%	20%	34%

26 OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	2.09%
Year Ended August 31, 2015	2.06%
Year Ended August 29, 2014	2.05%
Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%
Year Ended August 31, 2011	2.01%

See accompanying Notes to Consolidated Financial Statements.

27 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$29.77	$40.94	$33.65	$31.97	$28.91

Income (loss) from investment operations:
Net investment income[3]	0.04	0.34	0.33	0.30	0.30
Net realized and unrealized gain (loss)	(1.60)	(10.61)	7.35	1.68	2.76

Total from investment operations	(1.56)	(10.27)	7.68	1.98	3.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.30)	(0.21)	(0.30)	0.00
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.30)	(0.90)	(0.39)	(0.30)	0.00

Net asset value, end of period	$27.91	$29.77	$40.94	$33.65	$31.97

Total Return, at Net Asset Value[4]	(5.35)%	(25.50)%	22.95%	6.19%	10.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,959,193	$6,201,064	$7,445,448	$2,353,100	$597,537

Average net assets (in thousands)	$6,100,815	$6,961,648	$3,901,775	$1,440,608	$156,814

Ratios to average net assets:[5]
Net investment income	0.28%	0.95%	0.87%	0.87%	1.46%
Expenses excluding interest and fees from borrowings	0.89%	0.87%	0.86%	0.88%	0.88%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.89%	0.87%	0.86%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.86%	0.85%	0.87%	0.88%

Portfolio turnover rate	5%	36%	26%	29%	20%

28 OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.89%
Year Ended August 31, 2015	0.87%
Year Ended August 29, 2014	0.87%
Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

See accompanying Notes to Consolidated Financial Statements.

29 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$28.88	$39.74	$32.72	$31.11	$32.00	$28.87

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	0.08	0.04	(0.03)	0.09	0.55[3]
Net realized and unrealized gain (loss)	(1.56)	(10.30)	7.16	1.69	(0.52)	2.58

Total from investment operations	(1.62)	(10.22)	7.20	1.66	(0.43)	3.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.04)	0.00	(0.05)	(0.46)	0.00
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.06)	(0.64)	(0.18)	(0.05)	(0.46)	0.00

Net asset value, end of period	$27.20	$28.88	$39.74	$32.72	$31.11	$32.00

Total Return, at Net Asset Value[4]	(5.64)%	(26.03)%	22.05%	5.33%	(1.24)%	10.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$574,366	$657,581	$972,479	$856,074	$753,301	$595,681

Average net assets (in thousands)	$632,807	$832,613	$922,384	$869,931	$648,741	$571,562

Ratios to average net assets:[5]
Net investment income (loss)	(0.41)%	0.23%	0.10%	(0.09)%	0.31%	1.63%[3]
Expenses excluding interest and fees from borrowings	1.58%	1.56%	1.64%	1.84%	1.87%	1.77%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.58%	1.56%	1.64%	1.84%	1.87%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.55%	1.58%	1.70%	1.70%	1.70%

Portfolio turnover rate	5%	36%	26%	29%	20%	34%

30 OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.58%
Year Ended August 31, 2015	1.56%
Year Ended August 29, 2014	1.65%
Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%
Year Ended August 31, 2011	1.77%

See accompanying Notes to Consolidated Financial Statements.

31 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$29.73	$40.88	$33.62	$31.94	$32.85	$29.55

Income (loss) from investment operations:
Net investment income[2]	0.01	0.26	0.25	0.22	0.31	0.84[3]
Net realized and unrealized gain (loss)	(1.61)	(10.59)	7.35	1.71	(0.54)	2.60

Total from investment operations	(1.60)	(10.33)	7.60	1.93	(0.23)	3.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.22)	(0.16)	(0.25)	(0.68)	(0.14)
Distributions from net realized gain	0.00	(0.60)	(0.18)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.82)	(0.34)	(0.25)	(0.68)	(0.14)

Net asset value, end of period	$27.91	$29.73	$40.88	$33.62	$31.94	$32.85

Total Return, at Net Asset Value[4]	(5.41)%	(25.66)%	22.72%	6.04%	(0.55)%	11.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,950,635	$15,358,492	$21,476,284	$15,733,385	$11,222,422	$8,479,943

Average net assets (in thousands)	$13,978,682	$19,567,341	$19,215,510	$14,400,407	$9,679,262	$7,355,168

Ratios to average net assets:[5]
Net investment income	0.07%	0.74%	0.67%	0.64%	0.99%	2.42%[3]
Expenses excluding specific expenses listed below	1.08%	1.06%	1.04%	1.02%	1.03%	1.00%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.08%	1.06%	1.04%	1.02%	1.03%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.05%	1.03%	1.01%	1.03%	1.00%

Portfolio turnover rate	5%	36%	26%	29%	20%	34%

32 OPPENHEIMER DEVELOPING MARKETS FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.08%
Year Ended August 31, 2015	1.06%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%
Year Ended August 31, 2011	1.00%

See accompanying Notes to Consolidated Financial Statements.

33 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

34 OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a private investment vehicle, OFI Global China Fund, LLC, which is wholly-owned and controlled by the Fund (the “Subsidiary”) organized under the laws of Delaware. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 10% of its total assets in the Subsidiary. The Subsidiary invests significantly in class A-shares of Chinese companies (“China A Shares”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 27,803,017 shares with net assets of $328,909,691 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$325,201,532
Net assets	$328,909,691
Net income (loss)	$(167,604)
Net realized gain (loss)	$(410,586)
Net change in unrealized appreciation/depreciation	$14,401,050

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

35 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for

36 OPPENHEIMER DEVELOPING MARKETS FUND

2. Significant Accounting Policies (Continued)

the fiscal year ended August 31, 2015, including open tax years, and does not believe there are any uncertain positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended August 31, 2015, the Fund utilized $3,478,061 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,853,797,944. Details of the fiscal year ended August 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$3,478,061

At period end, it is estimated that the capital loss carryforwards would be $1,968,428,939 expiring by 2016. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

37 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$24,646,263,136
Federal tax cost of other investments	55,975,504

Total federal tax cost	$24,702,238,640

Gross unrealized appreciation	$6,252,815,941
Gross unrealized depreciation	(5,278,064,857)

Net unrealized appreciation	$974,751,084

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

38 OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

39 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

40 OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,787,002,444	$2,753,357,536	$—	$5,540,359,980
Consumer Staples	—	2,906,038,368	—	2,906,038,368
Energy	—	629,293,624	—	629,293,624
Financials	232,406,098	5,221,225,984	—	5,453,632,082
Health Care	—	1,416,358,665	—	1,416,358,665
Industrials	388,672,988	1,261,821,854	—	1,650,494,842
Information Technology	1,745,373,416	3,221,288,444	—	4,966,661,860
Materials	—	807,829,670	—	807,829,670
Telecommunication Services	135,266,003	8,502,041	—	143,768,044
Preferred Stocks	24,937,110	690,146,195	—	715,083,305
Rights, Warrants and Certificates	10,075,172	—	—	10,075,172
Investment Company	1,395,085,158	—	—	1,395,085,158

Total Assets	$6,718,818,389	$18,915,862,381	$—	$25,634,680,770

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

41 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 1	Transfers into Level 2

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(421,260,260)	$421,260,260
Consumer Staples	(585,923,531)	585,923,531
Financials	(1,635,552,105)	1,635,552,105
Industrials	(124,328,008)	124,328,008
Preferred Stocks	(847,340,675)	847,340,675

Total Assets	$(3,614,404,579)	$3,614,404,579

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted priced from an active market.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

42 OPPENHEIMER DEVELOPING MARKETS FUND

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows

43 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	23,027,168	$687,913,803	51,265,704	$1,855,694,923
Dividends and/or distributions reinvested	916,052	28,699,911	5,208,317	192,343,161
Redeemed	(57,119,200)	(1,703,254,731)	(105,471,891)	(3,804,812,632)

Net decrease	(33,175,980)	$(986,641,017)	(48,997,870)	$(1,756,774,548)

Class B
Sold	3,319	$92,348	13,454	$475,705
Dividends and/or distributions reinvested	—	—	55,043	1,974,393
Redeemed	(800,450)	(23,156,799)	(1,026,477)	(35,657,250)

Net decrease	(797,131)	$(23,064,451)	(957,980)	$(33,207,152)

Class C
Sold	582,804	$16,313,636	1,618,899	$55,973,775
Dividends and/or distributions reinvested	—	—	771,135	26,997,457
Redeemed	(9,107,422)	(256,661,790)	(12,061,874)	(406,475,892)

Net decrease	(8,524,618)	$(240,348,154)	(9,671,840)	$(323,504,660)

Class I
Sold	69,368,848	$2,017,575,161	82,442,116	$2,914,725,238
Dividends and/or distributions reinvested	1,313,743	40,568,393	2,854,415	104,043,416
Redeemed	(65,482,028)	(1,938,708,252)	(58,833,041)	(2,058,495,294)

Net increase	5,200,563	$119,435,302	26,463,490	$960,273,360

Class R
Sold	1,885,796	$53,871,718	4,049,077	$140,905,542
Dividends and/or distributions reinvested	39,402	1,187,966	408,656	14,523,617
Redeemed	(3,571,896)	(104,015,136)	(6,162,475)	(213,124,984)

Net decrease	(1,646,698)	$(48,955,452)	(1,704,742)	$(57,695,825)

Class Y
Sold	75,139,973	$2,211,463,108	174,241,063	$6,244,724,424
Dividends and/or distributions reinvested	3,050,891	94,272,517	10,362,239	377,703,609
Redeemed	(166,666,196)	(4,925,209,984)	(193,277,554)	(6,699,424,073)

Net decrease	(88,475,332)	$(2,619,474,359)	(8,674,252)	$(76,996,040)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,300,867,929	$5,477,555,017

44 OPPENHEIMER DEVELOPING MARKETS FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.78% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new

45 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	70,597
Accumulated Liability as of February 29, 2016	486,083

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and

46 OPPENHEIMER DEVELOPING MARKETS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 29, 2016	$86,571	$10,070	$97,221	$11,363

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $652,079 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former

47 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

48 OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

49 OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Justin Leverenz and John Paul Lech, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the diversified emerging markets category. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its category median although its one-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load diversified emerging markets funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

50 OPPENHEIMER DEVELOPING MARKETS FUND

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

51 OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS

Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Justin Leverenz, Vice President
John Paul Lech, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

53 OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54 OPPENHEIMER DEVELOPING MARKETS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

55 OPPENHEIMER DEVELOPING MARKETS FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0785.001.0216 April 25, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)        (1) Not applicable to semiannual reports.

            (2) Exhibits attached hereto.

            (3) Not applicable.

(b)        Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016